UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2004

XENOGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-32239	77-0412269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

860 Atlantic Avenue

Alameda, California 94501

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (510) 291-6100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On November 4, 2004, Xenogen Corporation issued a press release announcing its financial results for the fiscal quarter ended September 30, 2004 and certain other information. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished with this report on Form 8-K:

99.1    Press Release dated November 4, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOGEN CORPORATION
a Delaware corporation

Date: November 4, 2004	By:	/s/ William A. Albright
William A. Albright, Jr.
Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated November 4, 2004